EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

                                     by the
               Chief Executive Officer and Chief Financial Officer

      In connection with the Quarterly Report of ITEX Corporation, a Nevada corporation (the "Company") on Form 10-QSB for the quarter ended October 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), Steven White, Interim Chief Executive Officer and Interim Chief Financial Officer, of the Company, hereby certifies pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except that the Report was not timely filed; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            INTERIM CHIEF EXECUTIVE OFFICER
                                            -------------------------------

                                            /s/ Steven White
                                            ------------------------------------
                                            Steven White

                                            March 12, 2004

                                            INTERIM CHIEF FINANCIAL OFFICER
                                            -------------------------------

                                            /s/ Steven White
                                            ------------------------------------
                                            Steven White

                                            March 12, 2004